EXHIBIT 10.13

AMENDMENT OF LOSS SHARING AGREEMENT

With respect to the Loss Sharing Agreement dated as of July 1, 2007, among Visa U.S.A. Inc., Visa International Service Association, Visa Inc., and various financial institutions, as amended and restated in the Amended and Restated Loss Sharing Agreement dated as of December 16, 2008, and as further amended on February 7, 2011, and August 26, 2014 (the “Loss Sharing Agreement”), and in consideration of the mutual covenants and agreements contained herein, the undersigned parties agree as of the Effective Date as follows:

1.
The undersigned parties agree, pursuant to Section 11(i) of the Loss Sharing Agreement, to amend and restate paragraph (4) of Schedule A to the Loss Sharing Agreement in its entirety to read as follows:

(4) (i) In re Payment Card Interchange Fee and Merchant Discount Antitrust Litigation, 1:05-md-01720-JG-JO (E.D.N.Y) (“MDL 1720”), including all cases currently included in MDL 1720, (ii) (a) any other case that includes claims for damages relating to the period prior to the IPO that is transferred for coordinated or consolidated pre-trial proceedings at any time to MDL 1720 by the Judicial Panel on Multidistrict Litigation or otherwise included at any time in MDL 1720 by order of any court of competent jurisdiction, and (b) any action brought after the Effective Date by an opt out from the Rule 23(b)(3) Settlement Class in MDL 1720 that arises out of facts or circumstances substantially similar to those alleged in MDL 1720 and that is not transferred to or otherwise included in MDL 1720; and (iii) Kendall v. Visa U.S.A., Inc. et al., Case No. CO4-4276 JSW (N.D. Cal.) (the cases described in the foregoing clauses (i), (ii) and (iii), the “Interchange Litigation”); and

2.	This Amendment of Loss Sharing Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

3.
This Amendment of Loss Sharing Agreement shall be effective as of the date on which (a) all entities listed on the signature pages hereto have executed it and (b) all entities listed on the signature pages thereto have executed each of the Amendment of Interchange Judgment Sharing Agreement dated as of October 22, 2015, Second Amendment to Omnibus Agreement Regarding Interchange Litigation Judgment Sharing and Settlement Sharing dated as of October 22, 2015, and Second Amendment to MasterCard Settlement and Judgment Sharing Agreement dated as of October 22, 2015 (the “Effective Date”).

4.
Each of the undersigned individuals signs on behalf of, and represents and warrants that he or she has the authority and authorization to sign on behalf of and bind, the corporations, banks, companies, or entities identified immediately above his or her signature, and upon the Effective Date this instrument shall be a valid and binding obligation of each such entity.

IN WITNESS WHEREOF, the undersigned parties have caused the execution of this Consent to Amendment of Loss Sharing Agreement.

Bank of America Corporation

By: /s/ Jana J. Litsey
Name: Jana J. Litsey
Title: Deputy General Counsel,
Director of Litigation & Regulatory Inquiries
Dated May 12, 2015

Barclays Bank Delaware

By: /s/ Clinton W. Walker
Name: Clinton W. Walker
Title: Secretary
Dated May 8, 2015

Capital One Financial Corporation

By: /s/ Jonathan Campbell
Name: Jonathan Campbell
Title: VP, Sr. Associate General Counsel
Dated June 22, 2015

Citibank (South Dakota), N.A

By: /s/ Benjamin R. Nagin
Name: Benjamin R. Nagin, Sidley Austin LLP
Title: with authorization, on behalf of, Citibank (South Dakota), N.A.
Dated May 11, 2015

(Signature page to Amendment of Loss Sharing Agreement)

Fifth Third Bancorp

By: /s/ H. Samuel Lind
Name: H. Samuel Lind
Title: Secretary
Dated June 5, 2015

First National of Nebraska, Inc.

By: /s/ Nicholas W. Baxter
Name: Nicholas W. Baxter
Title: Executive Vice President & Chief Risk Officer
Dated

HSBC Finance Corporation

By: /s/ Megan S. Webster
Name: Megan S. Webster
Title: Vice President
Dated August 27, 2015

JPMorgan Chase & Co.

By: /s/ Gordon A. Smith
Name: Gordon A. Smith
Title: CEO of Consumer & Community Banking
Dated May , 2015

The PNC Financial Services Group, Inc., successor by merger to National City Corporation

By: /s/ Joseph C. Guyaux
Name: Joseph C. Guyaux
Title: Vice-Chairman
Dated July 3, 2015

(Signature page to Amendment of Loss Sharing Agreement)

Suntrust Banks, Inc.

By: /s/ Brian D. Edwards
Name: Brian D. Edwards
Title: Deputy General Counsel
Dated August 31, 2015

Texas First Bank

By: /s/ Charles T. Doyle
Name: Charles T. Doyle
Title: Chairman Emeritus
Dated May 7, 2015

U.S. Bancorp

By: /s/ Laura Bednarski
Name: Laura Bednarski
Title: SVP
Dated May 28, 2015

Wells Fargo & Co.

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: SVP
Dated May 11, 2015

Wells Fargo & Co., as successor to Wachovia Corporation

By: /s/ C. Vance Beck
Name: C. Vance Beck
Title: SVP
Dated May 11, 2015

(Signature page to Amendment of Loss Sharing Agreement)

WMI Liquidating Trust,
On its own behalf and on behalf of Washington Mutual, Inc.

By: /s/ Charles Edward Smith
Name: Charles Edward Smith
Title: General Counsel
Dated May 20, 2015

Visa Inc.

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel
Dated

Visa International Service Association

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel
Dated

Visa U.S.A. Inc.

By: /s/ Kelly Mahon Tullier
Name: Kelly Mahon Tullier
Title: EVP, General Counsel
Dated

(Signature page to Amendment of Loss Sharing Agreement)